UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

SCHARF FUNDS

Scharf Fund
Retail Class – LOGRX
Institutional Class (formerly, Investor Class) – LOGIX

Scharf Balanced Opportunity Fund
Investor Class – LOGOX
Scharf Global Opportunity Fund
Retail Class – WRLDX

ANNUAL REPORT
September 30, 2015

Scharf Investments, LLC

SCHARF FUNDS

TABLE OF CONTENTS

To Our Shareholders	1
Investment Highlights	8
Expense Examples	12
Sector Allocation of Portfolio Assets	15
Schedule of Investments	18
Statements of Assets and Liabilities	28
Statements of Operations	30
Statements of Changes in Net Assets	32
Financial Highlights	36
Notes to Financial Statements	40
Report of Independent Registered Public Accounting Firm	55
Notice to Shareholders	57
Information about Trustees and Officers	58
Householding	61
Approval of Investment Advisory Agreement	62
Privacy Notice	67

SCHARF FUNDS

TO OUR SHAREHOLDERS

PERFORMANCE AS OF 9/30/2015

THE SCHARF BALANCED OPPORTUNITY FUND
				Since Inception
		6 Months	One Year	12/31/2012
Cumulative:
Scharf Balanced Opportunity Fund		-4.61%	1.38%	30.71%
Lipper Balanced Funds Index
(with dividends reinvested)		-4.99%	-1.06%	20.67%
Barclays U.S. Aggregate Bond Index		-0.47%	2.94%	4.99%
S&P 500® Index (with dividends reinvested)		-6.18%	-0.61%	42.55%
Annualized:
Scharf Balanced Opportunity Fund			1.38%	10.24%
Lipper Balanced Funds Index
(with dividends reinvested)			-1.06%	7.08%
Barclays U.S. Aggregate Bond Index			2.94%	1.79%
S&P 500® Index (with dividends reinvested)			-0.61%	13.77%

THE SCHARF FUND
			Since Inception	Since Inception
	6 Months	One Year	12/30/2011	1/28/2015
Cumulative:
Scharf Fund – Institutional Class	-5.93%	1.62%	66.00%	N/A
Scharf Fund – Retail Class	-6.03%	N/A	N/A	-1.65%
S&P 500® Index
(with dividends reinvested)	-6.18%	-0.61%	65.37%	-2.70%
Annualized:
Scharf Fund – Institutional Class		1.62%	14.46%
S&P 500® Index
(with dividends reinvested)		-0.61%	14.34%

THE SCHARF GLOBAL OPPORTUNITY FUND
				Since Inception
		6 Months		10/14/2014
Cumulative:
Scharf Global Opportunity Fund		-7.17%		3.75%
MSCI World All Cap Index (Net)		-9.14%		-2.04%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273.  The gross expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund, and Scharf Global Opportunity Fund (the “Funds”) are 1.31%, 1.56%, 1.71% and 2.95%, respectively.  The net expense ratios for the Scharf Fund Institutional Class, Scharf Fund Retail Class, Scharf Balanced Opportunity Fund, and Scharf Global Opportunity Fund are 1.10%, 1.35%, 1.22% and 0.51%, respectively, after fee waivers and expense reimbursements, including acquired fund fees and expenses.  The Adviser has contractually agreed to waive fees through January 27, 2016 for the

SCHARF FUNDS

Scharf Fund and Scharf Balanced fund For the Global Opportunity Fund The 0.50% Expense Cap will remain in effect through January 27, 2016, after which the Expense Cap will increase to 1.15% from January 28, 2016 through January 27, 2017 and thereafter the Expense Cap will be 1.50% from January 28, 2017 through at least January 27, 2018.  The Scharf Fund charges a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 60 days of purchase. The Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund charge a 2.00% redemption fee on redemptions or exchanges of fund shares that are made within 15 days of purchase.  Had a fee been included, returns would be lower.

Dear Fellow Shareholders,

For the fiscal year ended September 30, 2015, the Scharf Balanced Opportunity Fund returned 1.38% compared to the -1.06% return for the Lipper Balanced Funds Index.  The key contributors to relative performance for the period were Advance Auto Parts, Inc., Allergan, Inc., Cognizant Technology Solutions Corporation, Target Corporation, and CVS Health Corporation.  The key detractors from relative performance were Baidu Holdings Limited, Apache Corporation, Schlumberger N.V., NCR Corporation, and Halliburton Company.

The Scharf Fund Institutional Class returned 1.62% compared to the -0.61% for the S&P 500® Index (“S&P 500”) over the past twelve months.  For the period from its inception on January 28, 2015 through September 30, 2015, the Scharf Fund Retail Class returned -1.65% compared to the -2.70% return for the S&P 500.  The key contributors to relative performance for the period were Advance Auto Parts, Inc., Allergan, Inc., Cognizant Technology Solutions Corporation, Target Corporation, and Motorola Solutions, Inc.  The key detractors from relative performance were Baidu Holdings Limited, Apache Corporation, Schlumberger N.V., Baker Hughes, Inc., and Halliburton Company.

For the period from its inception on October 14, 2014 through September 30, 2015, the Scharf Global Opportunity Fund returned 3.75% compared to the -2.04% return for the MSCI World All Cap Index.  The key contributors to relative performance for the period were Advance Auto Parts, Inc., Cognizant Technology Solutions Corporation, Allergan, Inc., American International Group, Inc., and Motorola Solutions, Inc.  The key detractors from relative performance were Baidu, Holdings Limited, Softbank Corporation, Elekta AB, Halliburton Company, and Oracle Corporation.

MARKET COMMENTARY

Growing Snowball: Roughly a year ago oil began falling, and over the next nine months it declined 35%.  Emerging markets began to decline a few months later.  This snowballed into a full blown panic in the third quarter of 2015.  By late August 2015 many markets were down substantially.  For example, from June 12, 2015 to July 8, 2015 the Shanghai Stock Exchange Composite Index fell 32%.  This left many investors worried about the risk of a continued meltdown and a global

SCHARF FUNDS

contagion affecting other markets.  Although the decline in China wiped out over $3 trillion of paper wealth, it appears to have been more of a market-related event than an economic one.

Before the sell-off, parts of the Chinese market had been in a bubble.  At its peak, the Shenzhen Stock Exchange Composite Index more than tripled over the previous year and traded at a whopping 77 times earnings.  So it seems a correction was long overdue.  Fortunately, the bubble appears to have been limited to only a portion of the Chinese market.  Chinese retail investors bid up the prices of small- and medium-sized companies trading on local exchanges generally restricted to mainland Chinese investors. Many of these smaller stocks quadrupled or more over a short period of time. On the other hand, stock prices of many locally listed large capitalization companies as well as Chinese companies listed on exchanges outside of mainland China moved much more inline with fundamentals.  In contrast to the high multiples of these smaller stocks, the Hang Seng Mainland 100 Index – which comprises China’s 100 largest companies that derive the majority of their revenue from mainland China – trades at only 10 times earnings.  Although we remain mindful of the risks, we believe our portfolio exposure to China consists of high quality companies that trade at a discount to fair value with good fundamentals.

In addition to global concerns, the volatility in the third quarter was also caused by investor angst over the potential for rising rates. While the talks of interest rate hikes have been going on for years, recent improvements in unemployment and stronger wage growth have led the U.S. Federal Reserve Board (the “Fed”) to become somewhat less vague about the potential for a year-end interest rate increase.  Many now see a December 2015 rate increase as plausible.  Though the impact of rising rates on mortgages and bond yields is relatively straightforward, what is less clear is the potential impact on earnings.

Some companies profit from rising rates, while others benefit when rates are low.  Increased borrowing costs will crimp profit margins for highly leveraged companies as interest expense on their debt rises.  Conversely, companies with large pools of cash invested in short-term debt securities benefit from rising rates as interest income on these investments rises. Fortunately, there are a number of positions in our Funds which should benefit if rates rise.

For example, AON plc, (“Aon”) an industry leader in global insurance and reinsurance advisory and human resources solutions, was a recent addition to the Scharf Fund, Scharf Balanced Opportunity Fund and Scharf Global Opportunity Fund.  In addition to having high earnings predictability, highly-recurring free cash flows, and low capital intensity, the company will benefit when rates rise.  As a fiduciary, insurance brokers like Aon hold the premiums paid by clients and invest them, profiting from the income generated from these investments while waiting to pay claims.  As a result, higher interest rates should generate a larger profit for the company.  In addition, the Funds own several technology stocks with large cash balances, including Apple Inc.

SCHARF FUNDS

(“Apple”), Oracle Corporation, and Microsoft Corporation.  Apple alone currently has cash in excess of $200 billion.  Even a small increase in rates should have a meaningful impact on the interest income earned by these companies.

Whether or not China enters a recession or the Fed decides to raise rates in December, there will undoubtedly be another headline to stir up volatility in the markets.  Upcoming presidential elections, oil price declines, troops in Syria – it’s anybody’s guess.  During these volatile market periods, our goal is not only to lose less than the market averages, but also to use them as an opportunity to upgrade our portfolios.

Prudent Pruning: Given the recent market volatility, this year was a particularly active one as we were able to exit several positions with low favorability ratios and purchase numerous new positions which we feel have more attractive prospects.  For example, many of you may recognize the return of Canadian Pacific Railway Company (“CP”).  We originally purchased CP below $75 in the summer of 2012 for the Scharf Fund at about 12 times forward earnings.  After a strong run-up in the stock price where it more than doubled, we sold the position as it appeared fully-valued to us at 25 times earnings.  The recent crash in crude oil prices has led to a slow-down in previously booming crude-by-rail revenues.  Despite this, management recently expressed confidence that they can double earnings per share by 2018 even with slower sales growth.  Over the past three years with Hunter Harrison as CEO, CP has dramatically improved the efficiency of its rail network.  This has enabled CP to increase earnings per share at a 35% compound annual growth rate on only 6% revenue growth.  Given what we believe to be the best-in-class management, the recent 30% decline in stock price presented us with an opportunity to purchase CP for the Scharf Fund, Scharf Balanced Opportunity Fund, and Scharf Global Opportunity Fund.

We have also been finding value in international stocks trading at discounts to domestic companies and large growth companies trading at a discount to their historical averages.  For example, the German software maker, SAP SE (“SAP”), which we purchased for the Scharf Fund, Scharf Balanced Opportunity Fund, and Scharf Global Opportunity Fund, exemplifies both of these characteristics.  SAP has produced 10-year compounded earnings per share (“EPS”) growth of 18%.  By our estimates, it was purchased at a discount to the S&P 500 despite a history of trading at a premium.  According to Value Line data, SAP offered 35% appreciation potential if it were to meet earnings estimates and trade at its historical median high price-to-earnings ratio.

We believe recent portfolio changes position us favorably against an unsettled global backdrop.  As these examples illustrate, we feel our portfolios are concentrated in what we believe are high quality companies.  Compounded  annual earnings per share growth of 12% for the median stock* in each of the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund over the most recent cycle (2007 through 2014) compared to 4% growth for the S&P 500 and 0% growth for the MSCI World All Cap Index demonstrate what we believe to be high

SCHARF FUNDS

quality portfolios.  Moreover, we feel these companies are owned at  reasonable prices relative to historical valuations.  The chart below indicates that our portfolios are undervalued relative to historical median high P/E ratios*.

Source: Value Line, Scharf Investments, LLC
Data as of 9/30/2015
*  Excludes companies where Value Line data is unavailable as well as certain financials where Price-to-Book is a more appropriate valuation metric.

INVESTMENT STRATEGY

While we are always mindful of how economic conditions and current events impact companies, macroeconomic forecasts are not the primary consideration in our decision-making process.  We focus the bulk of our energies on fundamental research and independent company analysis to identify securities which we believe are trading at significant discounts to fair value.  We use a bottom-up, valuation-oriented strategy because stocks with low valuation ratios have often outperformed stocks with higher valuation ratios over the long term.  By purchasing securities when they appear to be at a discount to fair value, we also hope to mitigate potential downside risk.  In addition, the firm maintains a limited number of portfolios, favoring quality over quantity.  We focus only on our best ideas as we believe owning too many stocks is counterproductive to enhancing risk/reward.  Finally, we are style box agnostic and search for compelling investments in companies large and small, foreign and domestic.  To that end, we are optimistic about the current portfolio and believe the Funds are well positioned for long-term investors.

As an example, one of our recent investments, Nielsen N.V. (“Nielsen”), is the global leader in measuring what consumers watch and buy.  The company has a near monopoly on U.S. television ratings which enable more than $65 billion of yearly

SCHARF FUNDS

advertising.  Fears that the internet will erode Nielsen’s dominant ratings position allowed us to purchase it at a discount to the S&P 500.  Nielsen is extending their measurement leadership to online video consumption. We believe investors are not appropriately valuing the company as an enduring franchise.  We believe the long-term contractual nature and low capital intensity of their business relationships should yield growing streams of free cash flow for many years to come.

IN CLOSING

For over 30 years, Scharf Investments, LLC has operated as an independent employee-owned firm dedicated to providing the highest quality investment management services.  During this time, the firm has established a track record based on a disciplined investment approach.  That approach continues today with the Scharf Balanced Opportunity Fund, Scharf Fund and Scharf Global Opportunity Fund.

One of our core beliefs has always been that our personal interests should be aligned with those of our clients.  As such, every member of our investment committee is invested alongside our clients.  On a personal level, as the first and one of the largest individual shareholders in each of the Funds, my family has a significant interest in the Funds’ success.  As a shareholder, I hope you take comfort in the knowledge that having our own money invested alongside yours will be a powerful motivator to sharpen our focus.

We thank you for the trust and confidence you have placed in us.  We welcome your comments and questions.

Brian Krawez
President and Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund.  Therefore, the Funds are more exposed to volatility than a diversified fund.  The Funds may invest in securities representing equity or debt.  These securities may be issued by small- and medium-sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Funds may invest in foreign securities which involve greater volatility, political, economic and currency risks, and differences in accounting methods.  These risks are greater for emerging markets. The Funds may invest in exchange-traded fund (“ETFs”) or mutual funds, the risks of owning either generally reflecting the risks of owning the underlying securities held by the ETF or mutual fund.  The Funds follows an investment style that favors relatively low valuations.  Investment in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investment in lower-rated, non-rated and distressed securities presents a greater risk of loss to principal and interest than higher-rated securities.

Forward earnings and EPS Growth are not measures of the Fund’s future performance.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

SCHARF FUNDS

The Lipper Balanced Funds Index is an index of open-end mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both equities and bonds.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

The Morgan Stanley Capital International (“MSCI”) World All Cap Index is a broad measure of stock performance throughout the world.

The MSCI World All Cap ex USA Index is a broad measure of stock performance throughout the world, with the exception of U.S. based companies.

The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.  The Russell 1000® Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization.

The Shanghai Stock Exchange Composite Index is a capitalization-weighted index of all stocks (A shares and B shares) that are traded at the Shanghai Stock Exchange.

The Shenzhen Stock Exchange Composite Index is an actual market-cap weighted index that tracks the stock performance of all the A-share and B-share lists on Shenzhen Stock Exchange.

You cannot invest directly in an index.

Price to Earnings Ratio (“P/E”) is a valuation ratio of a company’s current share price compared to its per-share earnings.  Upside to historical median P/E and downside to historical median P/E are terms used to describe the adviser’s estimated reward and risk of an individual security.

Earnings Per Share (“EPS”) represents the portion of a company’s earnings, net of taxes and preferred stock dividends, that is allocated to each share of common stock.  It can be calculated by dividing net income earned in a given reporting period by the total number of shares outstanding during the same term.

Earnings Per Share Growth is the percentage change in a firm’s earnings per share (“EPS”) over a specific period of time.

Free Cash Flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Forward Earnings refers to a company’s forecasted, or estimated, earnings made by analysts or by the company itself.

Median High P/E ratio is a measure found by identifying the highest price of a company’s stock for each year, dividing this number by the earnings per share for that year and taking the median of these figures.  Any reference to historical median P/E ratio refers to all years where data is available.

Value Line is an independent investment research and financial publishing firm.

The information provided herein represents the opinion of the Funds’ manager, is subject to change at any time, is not guaranteed and should not be considered investment advice.

The Funds’ holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the schedule of investments in this report for a complete list of Fund holdings.

Must be preceded or accompanied by a prospectus.

The Scharf Funds are distributed by Quasar Distributors, LLC.

SCHARF FUND

Comparison of the change in value of a hypothetical $10,000
investment in the Scharf Fund – Institutional Class vs. the S&P 500® Index.

Average Annual Total Return for the Periods Ended 9/30/2015:
	1 year	Since Inception
Scharf Fund – Institutional Class[1]	1.62%	14.46%
Scharf Fund – Retail Class[2]	—	-1.65%
S&P 500® Index	-0.61%	14.34%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 60 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

[1]	The Fund commenced operations on December 30, 2011.
[2]	The Fund commenced operations on January 28, 2015. Performance is not annualized.

SCHARF BALANCED OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Balanced Opportunity Fund vs. the S&P 500® Index,
the Lipper Balanced Funds Index, and the Barclays U.S. Aggregate Bond Index.

Average Annual Total Return for the Periods Ended 9/30/2015:
	1 year	Since Inception[1]
Scharf Balanced Opportunity Fund	1.38%	10.24%
S&P 500® Index	-0.61%	13.77%
Barclays U.S. Aggregate Bond Index	2.94%	1.79%
Lipper Balanced Funds Index	-1.06%	7.08%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

SCHARF BALANCED OPPORTUNITY FUND

The Lipper Balanced Funds Index is an equally weighted index of the 30 largest U.S. balanced funds.

The Barclays U.S. Aggregate Bond Index is a broad based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government related and corporate securities.

[1]	The Fund commenced operations on December 31, 2012.

SCHARF GLOBAL OPPORTUNITY FUND

Comparison of the change in value of a hypothetical $10,000 investment in the Scharf Global Opportunity Fund vs. the MSCI World All Cap Index (Net).

Cumulative Total Return for the Period Ended 9/30/2015:
Since Inception[1]
Scharf Global Opportunity Fund	3.75%
MSCI World All Cap Index (Net)	-2.04%

Performance data quoted on this page represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-572-4273 (1-866-5SCHARF).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. The performance data and graph do not reflect the 2.00% redemption fee imposed on shares held 15 days or less. Indices do not incur expenses and are not available for investment.

MSCI World All Cap Index captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries.

[1]	The Fund commenced operations on October 14, 2014.

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EXPENSE EXAMPLES at September 30, 2015 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. The Scharf Fund, Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund are no-load mutual funds. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund at the beginning of the period and held for the entire period (4/1/15-9/30/15).

Actual Expenses
The first line of the tables below provide information about actual account values and actual expenses, with actual net expenses being limited 1.09% and 1.34% per the operating expenses limitation agreement for the Institutional Class and Retail Class, respectively, of the Scharf Fund, 1.20% of the Scharf Balanced Opportunity Fund, and 0.50% of the Scharf Global Opportunity Fund.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Examples below include, but are not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transaction costs, such as sales charges (loads), redemption fees, or exchange fees.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2015 (Unaudited), Continued

Scharf Fund – Institutional Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual	$1,000.00	$ 940.70	$5.30
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.40	$5.52

*
Expenses are equal to the Fund’s annualized expense ratio of 1.09%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Fund – Retail Class

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual	$1,000.00	$ 939.70	$6.52
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.35	$6.78

*
Expenses are equal to the Fund’s annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Scharf Balanced Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual	$1,000.00	$ 953.90	$5.88
Hypothetical (5% return
before expenses)	$1,000.00	$1,019.05	$6.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.20%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUNDS

EXPENSE EXAMPLES at September 30, 2015 (Unaudited), Continued

Scharf Global Opportunity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/15	9/30/15	4/1/15 – 9/30/15
Actual	$1,000.00	$ 928.30	$2.42
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.56	$2.54

*
Expenses are equal to the Fund’s annualized expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

SCHARF FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF BALANCED OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF GLOBAL OPPORTUNITY FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS at September 30, 2015 (Unaudited)

Percentages represent market value as a percentage of total investments.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 84.74%	Value

	Administrative and Support Services – 1.81%
244,698	PayPal Holdings, Inc. (a)	$7,595,426

	Automotive Parts and Accessories – Retail – 4.46%
98,672	Advance Auto Parts, Inc.	18,701,304

	Business Services – 4.28%
403,360	Nielsen Holdings PLC	17,937,419

	Communications Equipment Manufacturing – 4.27%
262,178	Motorola Solutions, Inc.	17,927,732

	Computer and Electronic
	Product Manufacturing – 3.98%
151,450	Apple, Inc.	16,704,935

	Conglomerates – 4.04%
130,003	Berkshire Hathaway, Inc. – Class B (a)	16,952,391

	Drug Stores – 3.16%
137,619	CVS Caremark Corp.	13,277,481

	General Merchandise Stores – 2.34%
135,595	Dollar General Corp.	9,822,502

	Information Technology Services – 2.84%
190,556	Cognizant Technology Solutions Corp. – Class A (a)	11,930,711

	Insurance Carriers and Related Activities – 2.11%
100,095	Aon PLC	8,869,418

	Internet Based Services – 2.13%
7,208	Priceline Group, Inc. (a)	8,915,287

	Internet Media – 3.03%
92,427	Baidu, Inc. – ADR (a)	12,700,394

	Medical Equipment and Supplies – 6.01%
165,464	DENTSPLY International, Inc.	8,367,514
480,784	Smith & Nephew PLC – ADR	16,827,440
		25,194,954
	Non-Store Retailers – 1.38%
237,070	eBay, Inc. (a)	5,793,991

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	COMMON STOCKS – 84.74%, Continued	Value

	Oil and Gas Support Services – 6.26%
96,330	Apache Corp.	$3,772,283
145,004	Baker Hughes, Inc.	7,546,008
216,524	Schlumberger, Ltd.	14,933,660
		26,251,951
	Pharmaceutical Preparation
	and Manufacturing – 6.45%
42,735	Allergan PLC (a)	11,615,800
194,159	Baxalta, Inc.	6,117,950
101,404	Novartis AG – ADR	9,321,056
		27,054,806
	Property and Casualty Insurance – 4.14%
285,438	American International Group, Inc.	16,218,587
1,450	Markel Corp. (a)	1,162,697
		17,381,284
	Rail Transportation – 4.08%
61,055	Canadian Pacific Railway Ltd. (b)	8,765,666
94,299	Union Pacific Corp.	8,336,975
		17,102,641
	Software Publishers – 12.12%
419,019	Microsoft Corp.	18,545,781
466,025	Oracle Corp.	16,832,823
239,060	SAP SE – ADR	15,488,697
		50,867,301
	Telecommunications – 3.76%
265,215	China Mobile Ltd. – ADR	15,780,293

	Transportation Equipment Manufacturing – 2.09%
564,461	Gentex Corp.	8,749,146
	TOTAL COMMON STOCKS
	(Cost $346,624,328)	355,511,367

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	PREFERRED STOCKS – 1.67%	Value

	Computer and Electronic
	Product Manufacturing – 1.67%
9,045	Samsung Electronics Co., Ltd. (c)	$6,997,608
	TOTAL PREFERRED STOCKS
	(Cost $7,459,434)	6,997,608

	MONEY MARKET FUNDS – 13.65%
57,270,659	First American Tax Free
	Obligations Fund – Class Z, 0.00% (d)	57,270,659
	TOTAL MONEY MARKET FUNDS
	(Cost $57,270,659)	57,270,659
	Total Investments in Securities
	(Cost $411,354,421) – 100.06%	419,779,634
	Liabilities in Excess of Other Assets – (0.06)%	(255,492)
	TOTAL NET ASSETS – 100.00%	$419,524,142

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 64.49%	Value

	Administrative and Support Services – 1.37%
20,831	PayPal Holdings, Inc. (a)	$646,594

	Automotive Parts and Accessories – Retail – 3.63%
9,009	Advance Auto Parts, Inc.	1,707,476

	Business Services – 2.87%
30,421	Nielsen Holdings PLC	1,352,822

	Communications Equipment Manufacturing – 2.98%
20,488	Motorola Solutions, Inc.	1,400,969

	Computer and Electronic
	Product Manufacturing – 2.76%
11,759	Apple, Inc.	1,297,018

	Conglomerates – 2.56%
9,252	Berkshire Hathaway, Inc. – Class B (a)	1,206,461

	Drug Stores – 2.45%
11,965	CVS Caremark Corp.	1,154,383

	General Merchandise Stores – 2.12%
13,769	Dollar General Corp.	997,426

	Information Technology Services – 2.45%
18,388	Cognizant Technology Solutions Corp. – Class A (a)	1,151,273

	Insurance Carriers and Related Activities – 1.34%
7,096	Aon PLC	628,777

	Internet Based Services – 1.51%
575	Priceline Group, Inc. (a)	711,195

	Internet Media – 1.95%
6,682	Baidu, Inc. – ADR (a)	918,174

	Investment Advisory Services – 0.51%
4,880	Oaktree Cap Group, LLC.	241,560

	Medical Equipment and Supplies – 4.42%
14,887	DENTSPLY International, Inc.	752,836
37,911	Smith & Nephew PLC – ADR	1,326,885
		2,079,721
	Non-Store Retailers – 1.17%
22,476	eBay, Inc. (a)	549,313

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	COMMON STOCKS – 64.49%, Continued	Value

	Oil and Gas Support Services – 3.87%
12,600	Baker Hughes, Inc.	$655,704
16,887	Schlumberger, Ltd.	1,164,696
		1,820,400
	Pharmaceutical Preparation
	and Manufacturing – 5.10%
3,295	Allergan PLC (a)	895,614
15,449	Baxalta, Inc.	486,798
11,093	Novartis AG – ADR	1,019,668
		2,402,080
	Property and Casualty Insurance – 2.89%
23,913	American International Group, Inc.	1,358,737

	Rail Transportation – 2.73%
4,291	Canadian Pacific Railway Ltd. (b)	616,059
7,589	Union Pacific Corp.	670,943
		1,287,002
	Real Estate Investment Trust – 3.14%
39,663	HCP, Inc.	1,477,447

	Software Publishers – 8.60%
34,550	Microsoft Corp.	1,529,183
35,732	Oracle Corp.	1,290,640
18,923	SAP SE – ADR	1,226,021
		4,045,844
	Telecommunications – 2.60%
20,537	China Mobile Ltd. – ADR	1,221,951

	Transportation Equipment Manufacturing – 1.47%
44,716	Gentex Corp.	693,098
	TOTAL COMMON STOCKS
	(Cost $27,822,867)	30,349,721

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	PREFERRED STOCKS – 7.58%	Value

	Closed-End Funds – 3.14%
28,553	GDL Fund – Series B	$1,434,503
1,700	General American Investors Co., Inc. – Series B	44,863
		1,479,366
	Computer and Electronic
	Product Manufacturing – 1.71%
1,040	Samsung Electronics Co., Ltd. (c)	804,589

	Investment Banking and Brokerage – 2.73%
64,582	Goldman Sachs Group, Inc. – Series B	1,285,182
	TOTAL PREFERRED STOCKS
	(Cost $3,577,663)	3,569,137

Principal
Amount	CONVERTIBLE BONDS – 1.31%	Value
	Blucora, Inc.
$650,000	4.25%, 4/1/2019	618,312
	TOTAL CONVERTIBLE BONDS
	(Cost $644,903)	618,312

	CORPORATE BONDS – 0.87%
	Automotive Parts and Accessories – Retail – 0.12%
	Advance Auto Parts, Inc.
50,000	5.75%, 5/1/2020	55,877
	Computer and Electronic
	Product Manufacturing – 0.21%
	Digital Equipment Corp.
89,000	7.75%, 4/1/2023	100,689
	Petroleum and Coal Products Manufacturing – 0.54%
	Murphy Oil USA, Inc.
247,000	6.00%, 8/15/2023	253,793
	TOTAL CORPORATE BONDS
	(Cost $412,221)	410,359

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Principal
Amount	MUNICIPAL BONDS – 2.44%	Value
	California Health Facilities Financing Authority,
	Revenue Bonds, Chinese Hospital Association
$10,000	3.00%, 6/1/2024, Series 2012	$10,274
	California Health Facilities Financing Authority,
	Revenue Bonds, Persons with
	Developmental Disabilities
80,000	7.11%, 2/1/2021, Series 2011B	87,390
135,000	7.875%, 2/1/2026, Series 2011B	151,321
	California State, General Obligation,
	Highway Safety, Traffic Reduction,
	Air Quality and Port Security Bonds
65,000	6.509%, 4/1/2039, Series 2009B	75,613
	California State, General Obligation, Various Purpose
125,000	6.20%, 10/1/2019	147,027
25,000	5.60%, 11/1/2020	29,222
75,000	6.65%, 3/1/2022, Series 2010	91,772
420,000	7.95%, 3/1/2036, Series 2010	503,857
	State of Michigan, General Obligation,
	School Loan and Refunding Bonds
40,000	6.95%, 11/1/2020, Series 2009A	49,830
	TOTAL MUNICIPAL BONDS
	(Cost $1,140,012)	1,146,306

Shares	MONEY MARKET FUNDS – 23.52%
11,069,745	First American Tax Free Obligations Fund –
	Class Z, 0.00% (d)	11,069,745
	TOTAL MONEY MARKET FUNDS
	(Cost $11,069,745)	11,069,745
	Total Investments in Securities
	(Cost $44,667,411) – 100.21%	47,163,580
	Liabilities in Excess of Other Assets – (0.21)%	(100,013)
	TOTAL NET ASSETS – 100.00%	$47,063,567

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015

Shares	COMMON STOCKS – 90.16%	Value

	Administrative and Support Services – 1.63%
9,608	PayPal Holdings, Inc. (a)	$298,232

	Automotive Parts and Accessories – Retail – 3.63%
3,510	Advance Auto Parts, Inc.	665,250

	Business Services – 3.88%
16,015	Nielsen Holdings PLC	712,187

	Computer and Electronic
	Product Manufacturing – 6.04%
6,443	Apple, Inc.	710,663
840	Samsung Electronics Co., Ltd. (c)	396,900
		1,107,563
	Conglomerates – 4.02%
5,657	Berkshire Hathaway, Inc. – Class B (a)	737,673

	Financial Services – 1.71%
3,485	Mastercard, Inc. – Class A	314,068

	Household Products – 7.27%
58,000	Hengan International Group Co., Ltd. (b)	563,906
429,500	Vinda International Holdings, Ltd. (b)	770,324
		1,334,230
	Information Technology Services – 2.89%
8,480	Cognizant Technology Solutions Corp. – Class A (a)	530,933

	Insurance Carriers and Related Activities – 1.98%
4,092	Aon PLC	362,592

	Internet Based Services – 3.70%
549	Priceline Group, Inc. (a)	679,036

	Internet Media – 3.99%
5,330	Baidu, Inc. – ADR (a)	732,395

	Medical Equipment and Supplies – 5.83%
6,670	DENTSPLY International, Inc.	337,302
42,000	Smith & Nephew PLC (b)	732,562
		1,069,864
	Non-Store Retailers – 0.62%
4,663	eBay, Inc. (a)	113,964

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	COMMON STOCKS – 90.16%, Continued	Value

	Oil and Gas Support Services – 6.57%
7,868	Baker Hughes, Inc.	$409,451
7,029	Halliburton Co.	248,475
7,940	Schlumberger, Ltd.	547,622
		1,205,548
	Pharmaceutical Preparation
	and Manufacturing – 3.98%
1,272	Allergan PLC (a)	345,742
1,720	Novartis AG – ADR	158,103
1,272	Valeant Pharmaceuticals International, Inc. (a)	226,899
		730,744
	Property and Casualty Insurance – 4.38%
14,136	American International Group, Inc.	803,208

	Rail Transportation – 4.10%
2,600	Canadian Pacific Railway Ltd. (b)	373,282
4,290	Union Pacific Corp.	379,279
		752,561
	Software Publishers – 13.82%
20,657	Microsoft Corp.	914,279
23,314	Oracle Corp.	842,102
12,021	SAP SE – ADR	778,840
		2,535,221
	Telecommunications – 6.71%
11,899	China Mobile Ltd. – ADR	707,990
22,598	SoftBank Corp. – ADR (a)	523,144
		1,231,134
	Transportation Equipment Manufacturing – 3.41%
40,426	Gentex Corp.	626,603
	TOTAL COMMON STOCKS
	(Cost $17,079,353)	16,543,006

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS at September 30, 2015, Continued

Shares	PREFERRED STOCKS – 2.33%	Value

	Computer and Electronic
	Product Manufacturing – 2.33%
552	Samsung Electronics Co., Ltd. (c)	$427,052
	TOTAL PREFERRED STOCKS (Cost $485,614)	427,052

	WARRANTS – 0.97%
8,900	JPMorgan Chase & Co.
	Expiration: October 28, 2018, Exercise Price: $42.33	177,199
	TOTAL WARRANTS (Cost $210,497)	177,199

	MONEY MARKET FUNDS – 5.22%
958,101	First American Tax Free Obligations Fund –
	Class Z, 0.00% (d)	958,101
	TOTAL MONEY MARKET FUNDS
	(Cost $958,101)	958,101
	Total Investments in Securities
	(Cost $18,733,565) – 98.68%	18,105,358
	Other Assets in Excess of Liabilities – 1.32%	242,506
	TOTAL NET ASSETS – 100.00%	$18,347,864

ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Foreign issuer.
(d)	Rate shown is the 7-day annualized yield as of September 30, 2015.

COUNTRY ALLOCATION

Country	% of Net Assets
United States	66.8%
China	10.5%
Republic of Korea	4.5%
Germany	4.2%
Hong Kong	4.2%
United Kingdom	4.0%
Japan	2.9%
Canada	2.0%
Switzerland	0.9%
100.0%

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015

		Scharf Balanced	Scharf Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund
ASSETS
Investments in securities, at value (identified
cost $411,354,421, $44,667,411
and $18,733,565, respectively)	$419,779,634	$47,163,580	$18,105,358
Receivables:
Investments sold	1,865,715	248,299	703,457
Fund shares issued	3,258,728	6,124	—
Dividends and interest	453,683	71,815	24,825
Dividend tax reclaim	61,659	6,584	3,374
Due from Adviser (Note 4)	—	—	11,299
Prepaid expenses	25,782	2,557	12,954
Total assets	425,445,201	47,498,959	18,861,267
LIABILITIES
Payables:
Investments purchased	5,263,001	352,030	450,109
Fund shares redeemed	104,733	—	—
Advisory fees	283,025	28,590	—
Shareholder servicing fees	134,208	12,111	4,413
Administration and
fund accounting fees	60,031	9,377	9,078
Audit fees	20,700	19,200	16,100
12b-1 fees	18,753	—	20,911
Custody fees	15,748	6,340	6,126
Transfer agent fees and expenses	8,735	2,501	1,931
Shareholder reporting	8,421	1,639	1,375
Chief Compliance Officer fee	1,500	1,500	1,500
Legal fees	1,467	1,470	1,475
Trustee fees	182	181	177
Accrued other expenses	555	453	208
Total liabilities	5,921,059	435,392	513,403
NET ASSETS	$419,524,142	$47,063,567	$18,347,864

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2015, Continued

		Scharf Balanced	Scharf Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund
CALCULATION OF NET
ASSET VALUE PER SHARE
Institutional Shares
Net assets applicable to
shares outstanding	$377,973,638	$—	$—
Shares issued and outstanding
[unlimited number of shares
(par value $0.01) authorized]	9,883,489	—	—
Net asset value, offering and
redemption price per share	$38.24	$—	$—
Retail Shares
Net assets applicable to
shares outstanding	$41,550,504	$—	$18,347,864
Shares issued and outstanding
[unlimited number of shares
(par value $0.01) authorized]	1,087,476	—	737,868
Net asset value, offering and
redemption price per share	$38.21	$—	$24.87
Investor Shares
Net assets applicable to
shares outstanding	$—	$47,063,567	$—
Shares issued and outstanding
[unlimited number of shares
(par value $0.01) authorized]	—	1,589,739	—
Net asset value, offering and
redemption price per share	$—	$29.60	$—
COMPOSITION OF NET ASSETS
Paid-in capital	$400,959,607	$43,314,334	$17,166,968
Undistributed net investment income	253,188	85,269	113,658
Accumulated net realized gain from
investments and foreign currency	9,889,593	1,168,256	1,695,465
Net unrealized appreciation/(depreciation)
on investments and foreign currency	8,421,754	2,495,708	(628,227)
Net assets	$419,524,142	$47,063,567	$18,347,864

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2015

		Scharf Balanced	Scharf Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign tax withheld
and issuance fees of $142,454,
$15,772, and $12,182, respectively)	$3,554,433	$558,626	$204,922
Interest	—	107,315	—
Total income	3,554,433	665,941	204,922
Expenses
Advisory fees (Note 4)	2,908,636	454,602	150,252
Shareholder servicing fees –
Institutional Class (Note 6)	284,203	—	—
Shareholder servicing fees –
Retail Class (Note 6)	9,599	—	15,177
Shareholder servicing fees –
Investor Class (Note 6)	—	45,919	—
Administration and
fund accounting fees (Note 4)	283,700	54,296	51,512
Custody fees (Note 4)	55,899	24,511	24,171
Transfer agent fees
and expenses (Note 4)	48,127	13,894	12,405
Registration fees	46,322	21,977	24,456
Distribution fees –
Retail Class (Note 5)	23,997	—	37,942
Audit fees	20,700	19,200	16,100
Reports to shareholders	14,030	2,394	1,915
Trustee fees	10,997	8,627	6,780
Miscellaneous expenses	9,443	3,300	3,239
Legal fees	9,158	7,841	5,985
Chief Compliance Officer fee (Note 4)	8,250	8,251	8,040
Insurance expense	5,241	2,643	592
Total expenses	3,738,302	667,455	358,566
Less: advisory fee waiver and
expense reimbursement (Note 4)	(397,364)	(116,422)	(282,681)
Net expenses	3,340,938	551,033	75,885
Net investment income	213,495	114,908	129,037

*	Commenced operations on October 14, 2014.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

STATEMENTS OF OPERATIONS For the Year Ended September 30, 2015, Continued

		Scharf Balanced	Scharf Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund*
REALIZED AND UNREALIZED GAIN/(LOSS)
ON INVESTMENTS, OPTIONS,
AND FOREIGN CURRENCY
Net realized gain/(loss) on:
Investments	$10,309,955	$1,249,455	$420,723
Foreign currency	39,693	4,031	(15)
Net change in unrealized
appreciation/(depreciation) on:
Investments	(14,873,452)	(770,567)	(628,207)
Written options	31,774	6,674	—
Foreign currency	(2,045)	(267)	(20)
Net realized and unrealized
gain/(loss) on investments,
options, and foreign currency	(4,494,075)	489,326	(207,519)
Net Increase/(decrease) in Net Assets
Resulting from Operations	$(4,280,580)	$604,234	$(78,482)

*	Commenced operations on October 14, 2014.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$213,495	$163,843
Net realized gain from investments
and foreign currency	10,349,648	8,554,814
Capital gain distributions from
regulated investment companies	—	8,870
Net change in unrealized appreciation/(depreciation) on:
Investments	(14,873,452)	11,697,883
Written options	31,774	(82,344)
Foreign currency	(2,045)	(1,414)
Net increase/(decrease) in net assets
resulting from operations	(4,280,580)	20,341,652
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(165,769)	(61,148)
From net realized gain on investments	(7,672,672)	(36,607)
Total distributions to shareholders	(7,838,441)	(97,755)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	243,189,971	89,141,438
Total increase in net assets	231,070,950	109,385,335
NET ASSETS
Beginning of year	188,453,192	79,067,857
End of year	$419,524,142	$188,453,192
Undistributed net investment income	$253,188	$165,769

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Institutional Class

		Year Ended September 30, 2015		Year Ended September 30, 2014
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	6,030,379	$238,847,106	2,749,799	$102,332,098
	Shares issued on
	reinvestments of distributions	204,479	7,780,434	2,811	96,423
	Shares redeemed*	(1,183,272)	(47,244,412)	(358,889)	(13,287,083)
	Net increase	5,051,586	$199,383,128	2,393,721	$89,141,438
*	Net of redemption fees of		$3,319		$1,421

Retail Class

		January 28, 2015** to September 30, 2015
		Shares	Paid-in Capital
	Shares sold	1,099,297	$44,289,986
	Shares redeemed	(11,821)	(483,143)
	Net increase	1,087,476	$43,806,843
*	Net of redemption fees of		$223
**	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2015	September 30, 2014

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$114,908	$159,991
Net realized gain from investments
and foreign currency	1,253,486	1,909,913
Capital gain distributions from
regulated investment companies	—	5,398
Net change in unrealized appreciation/(depreciation) on:
Investments	(770,567)	797,707
Written options	6,674	(6,674)
Foreign currency	(267)	(194)
Net increase in net assets resulting from operations	604,234	2,866,141
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(138,726)	(93,820)
From net realized gain on investments	(1,673,391)	(202,759)
Total distributions to shareholders	(1,812,117)	(296,579)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares	10,336,843	17,672,034
Total increase in net assets	9,128,960	20,241,596
NET ASSETS
Beginning of year	37,934,607	17,693,011
End of year	$47,063,567	$37,934,607
Undistributed net investment income	$85,269	$138,726

(a)	A summary of share transactions is as follows:

		Year Ended September 30, 2015		Year Ended September 30, 2014
		Shares	Paid-in Capital	Shares	Paid-in Capital
	Shares sold	504,493	$15,316,361	631,329	$18,784,720
	Shares issued on
	reinvestments of distributions	61,128	1,802,674	10,573	294,663
	Shares redeemed	(221,100)	(6,782,192)	(48,215)	(1,407,349)
	Net increase	344,521	$10,336,843	593,687	$17,672,034
*	Net of redemption fees of		$1		$—

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

October 14, 2014*
to
September 30, 2015

INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$129,037
Net realized gain from investments and foreign currency	420,708
Net change in unrealized depreciation on investments and foreign currency	(628,227)
Net decrease in net assets resulting from operations	(78,482)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(15,364)
Total distributions to shareholders	(15,364)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares	18,441,710
Total increase in net assets	18,347,864
NET ASSETS
Beginning of period	—
End of period	$18,347,864
Undistributed net investment income	$113,658

(a)	A summary of share transactions is as follows:

	October 14, 2014* to September 30, 2015
	Shares	Paid-in Capital
Shares sold	322,621	$8,479,608
Shares issued on reinvestments of distributions	614	15,364
Shares issued in connection with transfer in-kind	419,054	10,057,288
Shares redeemed	(4,421)	(110,550)
Net increase	737,868	$18,441,710
* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Institutional Class
				December 30,
				2011*
	Year Ended September 30,			to
				September 30,
	2015	2014	2013	2012
Net asset value, beginning of period	$39.00	$32.43	$27.47	$24.00

Income from investment operations:
Net investment income^	0.03	0.05	0.05	0.14
Net realized and unrealized gain
on investments and foreign currency	0.60	6.56	5.02	3.33
Total from investment operations	0.63	6.61	5.07	3.47
Less distributions:
From net investment income	(0.03)	(0.02)	(0.07)	—
From net realized gain on investments	(1.36)	(0.02)	(0.04)	—
Total distributions	(1.39)	(0.04)	(0.11)	—
Paid-in capital from redemption fees^#	0.00	0.00	0.00	0.00
Net asset value, end of period	$38.24	$39.00	$32.43	$27.47

Total return	1.62%	20.39%	18.55%	14.46	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$377,974	$188,453	$79,068	$37,878
Ratio of expenses to average net assets:
Before fee waivers	1.26%	1.30%	1.46%	1.88	%†
After fee waivers	1.13%**	1.25%	1.25%	1.25	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	(0.05)%	0.08%	(0.05)%	0.07	%†
After fee waivers	0.08%	0.13%	0.16%	0.70	%†
Portfolio turnover rate	33.85%	31.20%	36.51%	21.75	%‡

*	Commencement of operations.
**	Effective January 28, 2015, the adviser contractually agreed to lower the net annual operating expense limit to 1.09%.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
	January 28, 2015*
	to
	September 30, 2015
Net asset value, beginning of period	$38.85

Income from investment operations:
Net investment loss^	(0.02)
Net realized and unrealized loss on investments and foreign currency	(0.62)
Total from investment operations	(0.64)
Paid-in capital from redemption fees^#	0.00
Net asset value, end of period	$38.21

Total return	(1.65	)%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$41,551
Ratio of expenses to average net assets:
Before fee waivers	1.53	%†
After fee waivers	1.34	%†
Ratio of net investment loss to average net assets:
Before fee waivers	(0.27	)%†
After fee waivers	(0.08	)%†
Portfolio turnover rate	33.85	%‡+

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.
^	Based on average shares outstanding.
+	Portfolio turnover calculated for the period ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF BALANCED OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Investor Class
			December 31, 2012*
	Year Ended September 30,		to
	2015	2014	September 30, 2013
Net asset value, beginning of period	$30.46	$27.16	$24.00

Income from investment operations:
Net investment income	0.08 ^	0.14	0.13	^
Net realized and unrealized gain
on investments and
foreign currency	0.34	3.60	3.03
Total from investment operations	0.42	3.74	3.16
Less distributions:
From net investment income	0.10)	(0.14)	—
From net realized gain
on investments	(1.18)	(0.30)	—
Total distributions	(1.28)	(0.44)	—
Paid-in capital from
redemption fees	0.00 ^#	—	0.00	^#
Net asset value, end of period	$29.60	$30.46	$27.16

Total return	1.38%	13.93%	13.17	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$47,064	$37,935	$17,693
Ratio of expenses to average net assets:
Before fee waivers	1.45%	1.69%	2.10	%†
After fee waivers	1.20%	1.20%	1.20	%†
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers	0.00%	0.13%	(0.22	)%†
After fee waivers	0.25%	0.62%	0.68	%†
Portfolio turnover rate	39.09%	36.18%	23.01	%‡

*	Commencement of operations.
^	Based on average shares outstanding.
†	Annualized.
‡	Not annualized.
#	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

SCHARF GLOBAL OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

Retail Class
	October 14, 2014*
	to
	September 30, 2015
Net asset value, beginning of period	$24.00

Income from investment operations:
Net investment income	0.19
Net realized and unrealized gain on investments and foreign currency	0.71
Total from investment operations	0.90
Less distributions:
From net investment income	(0.03)
Total distributions	(0.03)
Net asset value, end of period	$24.87

Total return	3.75	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$18,348
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.36	%†
After fee waivers and expense reimbursement	0.50	%†
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(1.01	)%†
After fee waivers and expense reimbursement	0.85	%†
Portfolio turnover rate	60.44	%‡+

*	Commencement of operations.
†	Annualized.
‡	Not annualized.
+	Portfolio turnover calculated for the period ended September 30, 2015.

The accompanying notes are an integral part of these financial statements.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015

NOTE 1 – ORGANIZATION

The Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The investment objective of the Scharf Fund and the Scharf Global Opportunity Fund is to seek long-term capital appreciation. The investment objective of the Scharf Balanced Opportunity Fund is to seek long-term capital appreciation and income. The Scharf Fund Institutional Class and Retail Class commenced operations on December 30, 2011 and January 28, 2015, respectively. The Scharf Balanced Opportunity Fund commenced operations on December 31, 2012.

The Scharf Global Opportunity Fund commenced operations on October 14, 2014. The initial purchase into the Fund included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable. The Fund issued 419,054 shares on October 14, 2014. The fair value and cost of securities for tax purposes received by the Fund was $7,814,245 and $6,536,468, respectively. In addition, the Fund received $2,243,043 of cash. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Scharf Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years 2012-2014, or expected to be taken in the Fund’s 2015 tax returns. Management has analyzed the Scharf Balanced Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

related to uncertain tax positions taken on returns filed for the open tax years 2013-2014, or expected to be taken in the Fund’s 2015 tax returns. Management has analyzed the Scharf Global Opportunity Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specified cost.  Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds distribute substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2015, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Scharf Fund	$ 39,693	$ (612,385)	$ 572,692
Scharf Balanced
Opportunity Fund	(29,639)	(124,564)	154,203
Scharf Global
Opportunity Fund	(15)	1,274,757	(1,274,742)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Scharf Fund charges a 2.00% redemption fee to shareholders who redeem shares held for 60 days or less. The Scharf Balanced Opportunity Fund and the Scharf Global Opportunity Fund each charge a 2.00% redemption fee to shareholders who redeem shares held for 15 days or less. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  During the year ended September 30, 2015, the Scharf Fund and the Scharf Balanced Fund retained $3,542 and $1, respectively, in redemption fees.

G.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

The Funds may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Funds’ investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of each Fund’s overall strategy in a manner deemed appropriate to the Adviser and consistent with each Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Funds since the options are covered or secured, which means that the Funds will own the underlying security or, to the extent they do not hold the security, will maintain liquid assets consisting of cash, short-term securities, or equity or debt securities equal to the market value of the security underlying the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The effect of derivative instruments on the statements of operations for the year ended September 30, 2015 is as follows:

Scharf Fund
Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized appreciation on written options	$31,774

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Scharf Balanced Opportunity Fund
Derivative Type	Location of Gain/(Loss) on Derivatives Recognized in Income	Value
Equity Contracts	Change in unrealized appreciation on written options	$6,674

The average monthly market values of written options during the year ended September 30, 2015, for the Scharf Fund was $8,202.
The average monthly market value of written options during the year ended September 30, 2015, for the Scharf Balanced Opportunity Fund was $10,450.
Transactions in written options contracts for the year ended September 30, 2015, are as follows:

Scharf Fund
	Contracts	Premiums Received
Beginning balance	31	$46,594
Options exercised	(31)	(46,594)
Outstanding at September 30, 2015	—	$—
Scharf Balanced Fund
	Contracts	Premiums Received
Beginning balance	40	$19,326
Options exercised	(40)	(19,326)
Outstanding at September 30, 2015	—	$—

H.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of September 30, 2015, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities:  The Funds’ investments are carried at fair value. Equity securities, including common stocks and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Fixed Income Securities: Debt securities, such as corporate bonds, asset backed securities, municipal bonds, and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  These securities will generally be classified in level 2 of the fair value hierarchy.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Options: Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded. Exchange-traded options that are actively traded are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator. The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2015:

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Scharf Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$24,056,721	$—	$—	$24,056,721
Consumer Discretionary	33,244,440	—	—	33,244,440
Consumer Staples	13,277,481	—	—	13,277,481
Energy	14,933,660	—	—	14,933,660
Finance and Insurance	43,203,093	—	—	43,203,093
Healthcare	52,249,761	—	—	52,249,761
Industrial	17,102,641	—	—	17,102,641
Information Technology	92,203,342	—	—	92,203,342
Manufacturing	17,927,732	—	—	17,927,732
Mining	3,772,283	—	—	3,772,283
Professional, Scientific,
and Technical Services	17,937,419	—	—	17,937,419
Retail Trade	9,822,502	—	—	9,822,502
Telecommunications	15,780,292	—	—	15,780,292
Total Common Stocks	355,511,367	—	—	355,511,367
Preferred Stocks
Computer and Electronic
Product Manufacturing	6,997,608	—	—	6,997,608
Total Preferred Stocks	6,997,608	—	—	6,997,608
Short-Term Investments	57,270,659	—	—	57,270,659
Total Investments in Securities	$419,779,634	$—	$—	$419,779,634

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Scharf Balanced Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$2,013,493	$—	$—	$2,013,493
Consumer Discretionary	2,949,887	—	—	2,949,887
Consumer Staples	1,154,383	—	—	1,154,383
Energy	1,164,696	—	—	1,164,696
Finance and Insurance	3,435,534	—	—	3,435,534
Healthcare	4,481,801	—	—	4,481,801
Industrial	1,287,002	—	—	1,287,002
Information Technology	7,412,308	—	—	7,412,308
Manufacturing	1,400,970	—	—	1,400,970
Professional, Scientific,
and Technical Services	1,352,822	—	—	1,352,822
Real Estate	1,477,447	—	—	1,477,447
Retail Trade	997,426	—	—	997,426
Telecommunications	1,221,952	—	—	1,221,952
Total Common Stocks	30,349,721	—	—	30,349,721
Preferred Stocks
Closed-End Funds	1,479,366	—	—	1,479,366
Computer and Electronic
Product Manufacturing	804,589	—	—	804,589
Finance and Insurance	1,285,182	—	—	1,285,182
Total Preferred Stocks	3,569,137	—	—	3,569,137
Fixed Income
Convertible Bonds	—	618,312	—	618,312
Corporate Bonds	—	410,359	—	410,359
Municipal Bonds	—	1,146,306	—	1,146,306
Total Fixed Income	—	2,174,977	—	2,174,977
Short-Term Investments	11,069,745	—	—	11,069,745
Total Investments in Securities	$44,988,603	$2,174,977	$—	$47,163,580

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Scharf Global Opportunity Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support
and Waste Management	$1,386,719	$—	$—	$1,386,719
Consumer Discretionary	1,405,817	—	—	1,405,817
Consumer Staples	1,334,230	—	—	1,334,230
Energy	796,097	—	—	796,097
Finance and Insurance	2,217,541	—	—	2,217,541
Healthcare	1,800,608	—	—	1,800,608
Industrial	752,561	—	—	752,561
Information Technology	4,906,112	—	—	4,906,112
Professional, Scientific, and
Technical Services	712,187	—	—	712,187
Telecommunications	1,231,134	—	—	1,231,134
Total Common Stocks	16,543,006	—	—	16,543,006
Preferred Stocks
Computer and Electronic
Product Manufacturing	427,052	—	—	427,052
Total Preferred Stocks	427,052	—	—	427,052
Warrants	177,199	—	—	177,199
Short-Term Investments	958,101	—	—	958,101
Total Investments in Securities	$18,105,358	$—	$—	$18,105,358

Refer to the Funds’ schedule of investments for a detailed break-out of securities by industry classification. Transfers between levels are recognized at September 30, 2015, the end of the reporting period. The Funds recognized no transfers to/from Level 1 or Level 2. There were no Level 3 securities held in the Funds during the year ended September 30, 2015.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Scharf Investments, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to the Funds.  The Adviser furnished all investment advice, office space and facilities, and provides most of the personnel needed by each Fund.  As compensation for its services, the Adviser is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.99% based upon the average daily net assets of each Fund.  For the period ended September 30, 2015, Funds incurred the following in advisory fees.

Advisory Fees
Scharf Fund	$2,908,636
Scharf Balanced Opportunity Fund	454,602
Scharf Global Opportunity Fund	150,252

The Funds are responsible for their own operating expenses. The Adviser has agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.09% and 1.34% per the operating expenses limitation agreement for the Institutional Class and Retail Class, respectively, of the Scharf Fund, 1.20% of the Scharf Balanced Opportunity Fund, and 0.50% of the Scharf Global Opportunity Fund, of average daily net assets of the Funds. Prior to January 28, 2015, the actual net expenses were limited to 1.25% of the Scharf Fund Institutional Class per the operating expenses limitation agreement. Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the period ended September 30, 2015, the Adviser reduced its fees in the amount of $397,364, $116,422, and $282,681, for the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund, respectively.

The expense limitation for the Scharf Fund and the Scharf Balanced Fund will remain in effect through at least January 27, 2018. The expense limitation for the Scharf Global Opportunity Fund will remain in effect through January 27, 2016, after which the Expense Cap will increase to 1.15% from January 28, 2016 through

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

January 27, 2017 and thereafter the Expense Cap will be 1.50% from January 28, 2017 through at least January 27, 2018. The Expense Cap may be terminated only by the Board of Trustees (the “Board”) of the Trust.  Cumulative expenses subject to recapture expire as follows:

Scharf Fund		Scharf Balanced Opportunity Fund		Scharf Global Opportunity Fund
Year	Amount	Year	Amount	Year	Amount
2016	$113,665	2016	$93,377	2018	$282,681
2017	62,615	2017	127,045		$282,681
2018	397,364	2018	116,422
	$573,644		$336,844

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

For the period ended September 30, 2015, the Funds incurred the following expenses for administration and fund accounting, custody, transfer agency, and Chief Compliance Officer fees:

		Scharf	Scharf
		Balanced	Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund
Administration and
Fund Accounting	$283,700	$54,296	$51,512
Custody	55,899	24,511	24,171
Transfer Agency (a)	30,424	10,881	10,690
Chief Compliance Officer	8,250	8,251	8,040
(a) Does not include out-of-pocket expenses.

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

At September 30, 2015, the Funds had payables due to USBFS for administration and fund accounting, U.S. Bank, N.A. for custody fees, transfer agency, and Chief Compliance Officer fees in the following amounts:

		Scharf	Scharf
		Balanced	Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund
Administration and
Fund Accounting	$60,031	$9,377	$9,078
Custody	15,748	6,340	6,126
Transfer Agency (a)	5,937	1,844	1,767
Chief Compliance Officer	1,500	1,500	1,500
(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – DISTRIBUTION (12B-1) FEE

The Scharf Fund – Retail Class and the Scharf Global Opportunity Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits each to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended September 30, 2015, the Funds paid the Distributor the following in 12b-1 fees:

12b-1 Fees
Scharf Fund – Retail Class	$23,997
Scharf Global Opportunity Fund	37,942

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds have entered into a Shareholder Servicing Agreement (the “Agreement”) with the Adviser, under which the Funds may pay servicing fees at an annual rate of 0.10% of the average daily net assets of each Fund.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Funds. The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Funds in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the period ended September 30, 2015, the Funds incurred the following shareholder servicing fees under the agreement:

Shareholder
Servicing Fees
Scharf Fund
Institutional Class	$284,203
Retail Class	9,599
Scharf Balanced Opportunity Fund	45,919
Scharf Global Opportunity Fund	15,177

NOTE 7 – LINES OF CREDIT

The Scharf Fund and the Scharf Balanced Opportunity Fund had lines of credit in the amount of $6,000,000 and $1,000,000, respectively. These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. During the year ended September 30, 2015, the Funds did not draw upon their lines of credit.

NOTE 8 – PURCHASES AND SALES OF SECURITIES

For the period ended September 30, 2015, the cost of purchases (including the securities received in the transfer in-kind) and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Scharf Fund	$296,327,593	$87,560,168
Scharf Balanced Opportunity Fund	21,923,520	13,788,366
Scharf Global Opportunity Fund	25,044,209	8,817,092

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2015, the components of accumulated earnings/(losses) on a tax basis were as follows:
		Scharf	Scharf
		Balanced	Global
	Scharf	Opportunity	Opportunity
	Fund	Fund	Fund
Cost of investments (a)	$411,727,686	$44,676,117	$17,616,883
Gross tax unrealized appreciation	31,384,608	4,219,093	2,989,632
Gross tax unrealized depreciation	(23,332,660)	(1,731,630)	(2,501,157)
Net tax unrealized appreciation (a)	8,051,948	2,487,463	488,475
Undistributed ordinary income	253,188	85,269	113,658
Undistributed long-term
capital gains	10,262,858	1,176,962	578,783
Total distributable earnings	10,516,046	1,262,231	692,441
Unrealized depreciation
foreign currency	(3,459)	(461)	(20)
Total accumulated
earnings/(losses)	$18,564,535	$3,749,233	$1,180,896

(a)
The difference between book-basis and tax basis unrealized appreciation is attributable primarily to a tax deferral of losses on wash sales, tax adjustments related to partnerships and transfer in-kind.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The tax character of distributions paid during the period ended September 30, 2015 and the year ended September 30, 2014 was as follows:

Scharf Fund
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
Ordinary income	$ 346,481	$61,148
Long-term capital gains	7,491,960	36,607

SCHARF FUNDS

NOTES TO FINANCIAL STATEMENTS at September 30, 2015, Continued

Scharf Balanced Opportunity Fund
	Year Ended	Year Ended
	September 30, 2015	September 30, 2014
Ordinary income	$ 428,017	$113,955
Long-term capital gains	1,384,100	182,624
Scharf Global Opportunity Fund
Period Ended
September 30, 2015
Ordinary income	$15,364

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2015.

NOTE 10 – NAME CHANGE

Effective January 28, 2015, the Scharf Fund Investor Class changed its name to the Scharf Fund Institutional Class.

NOTE 11 – REPORT OF THE FUNDS’ SPECIAL SHAREHOLDER MEETING (Unaudited)

A Special Meeting of Shareholders of the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund took place on June 26, 2015 to approve an investment advisory agreement between the Adviser and Advisors Series Trust on behalf of the Funds (the “Proposal”).

All Fund shareholders of record at the close of business on April 10, 2015 were entitled to vote. As of the record date, the Scharf Fund had 7,177,391 shares outstanding. Of the 4,833,351 shares present in person or by proxy, 4,814,260 or 99.61% voted in favor of the Proposal (representing 67.08% of total outstanding shares), 3,234 or 0.06% voted against the Proposal, and 15,857 or 0.33% withheld from voting for the Proposal. As of the record date, the Scharf Balanced Opportunity Fund had 1,525,282 shares outstanding. Of the 883,413 shares present in person or by proxy, 876,684 or 99.24% voted in favor of the Proposal (representing 57.48% of total outstanding shares), 0 or 0.00% voted against the Proposal, and 6,729 or 0.76% withheld from voting for the Proposal. As of the record date, the Scharf Global Opportunity Fund had 614,073 shares outstanding. Of the 310,917 shares present in person or by proxy, 310,917 or 100.00% voted in favor of the Proposal (representing 50.63% of total outstanding shares), 0 or 0.00% voted against the Proposal, and 0 or 0.00% withheld from voting for the Proposal. Accordingly, the Proposal was approved.

SCHARF FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Scharf Funds

We have audited the accompanying statements of assets and liabilities of the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2015, and with respect to the Scharf Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 30, 2011 (commencement of operations) to September 30, 2012, with respect to the Scharf Balanced Opportunity Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in  the period then ended and for the period December 31, 2012 (commencement of operations) to September 30, 2013, with respect to the Scharf Global Opportunity Fund, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period October 14, 2014 (commencement of operations) to September 30, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund as of September 30, 2015, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.
TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 30, 2015

SCHARF FUNDS

NOTICE TO SHAREHOLDERS at September 30, 2015 (Unaudited)

For the period ended September 30, 2015, the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund designated $346,481, $428,017, and $15,364, respectively, as ordinary income. The Scharf Fund and the Scharf Balanced Opportunity Fund designated $7,491,960 and $1,384,100, respectively, as long-term capital gains for purposes of the dividends paid deduction.

For the period ended September 30, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income for the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund was 100.00%, 81.07%, and 100.00%, respectively.

For corporate shareholders in the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended September 30, 2015 was 100.00%, 58.41%, and 70.14%, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Scharf Fund, the Scharf Balanced Opportunity Fund, and the Scharf Global Opportunity Fund was 52.16%, 67.59%, and 0.00%, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-866-572-4273 (1-866-5SCHARF) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2015

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-572-4273 (1-866-5SCHARF). Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Funds’ Form N-Q is also available by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	3	Trustee,
(age 69)		term since	Gamma Delta		Advisors
615 E. Michigan Street		March	Housing Corporation		Series Trust
Milwaukee, WI 53202		2014.	(collegiate housing		(for series not
			management) (2012		affiliated with
			to present); Trustee		the Funds);
			and Chair (2000 to		Independent
			2012), New Covenant		Trustee from
			Mutual Funds		1999 to 2012,
			(1999-2012); Director		New Covenant
			and Board Member,		Mutual Funds.
Alpha Gamma Delta
Foundation
(philanthropic
organization)
(2005 to 2011).

Donald E. O’Connor	Trustee	Indefinite	Retired; former Financial	3	Trustee,
(age 79)		term since	Consultant and former		Advisors
615 E. Michigan Street		February	Executive Vice President		Series Trust
Milwaukee, WI 53202		1997.	and Chief Operating		(for series not
			Officer of ICI Mutual		affiliated with
			Insurance Company		the Funds);
			(until January 1997).		Trustee, The
Forward Funds
(26 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	3	Trustee,
(age 81)		term since	President, Hotchkis and		Advisors
615 E. Michigan Street		May 2002.	Wiley Funds (mutual		Series Trust
Milwaukee, WI 53202			funds) (1985 to 1993).		(for series not
affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
	Position	and	Principal	in Fund	Directorships
	Held	Length	Occupation	Complex	Held During
Name, Address	with the	of Time	During Past	Overseen by	Past Five
and Age	Trust	Served	Five Years	Trustee(2)	Years(3)
George T. Wofford	Trustee	Indefinite	Retired; formerly Senior	3	Trustee,
(age 75)		term since	Vice President, Federal		Advisors
615 E. Michigan Street		February	Home Loan Bank of		Series Trust
Milwaukee, WI 53202		1997.	San Francisco.		(for series not
affiliated with
the Funds).
Interested Trustee
Joe D. Redwine(4)	Interested	Indefinite	President, CEO, U.S.	3	Trustee,
(age 68)	Trustee	term since	Bancorp Fund Services,		Advisors
615 E. Michigan Street		September	LLC (May 1991 to		Series Trust
Milwaukee, WI 53202		2008.	present).		(for series not
affiliated with
the Funds).
Officers

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite	President, CEO, U.S. Bancorp Fund
(age 68)	Chief Executive	term since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Officer	September 2007.
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite	Senior Vice President, Compliance and
(age 48)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive Officer	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202

Cheryl L. King	Treasurer and	Indefinite	Vice President, Compliance and
(age 54)	Principal	term since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial Officer	December 2007.	Services, LLC (October 1998 to
Milwaukee, WI 53202			present).

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2005 to present).
Milwaukee, WI 53202

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance
(age 44)	Treasurer	term since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September 2013.	Services, LLC (June 2004 to present).
Milwaukee, WI 53202

SCHARF FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of Office
Name, Address	Position Held	and Length of	Principal Occupation
and Age	with the Trust	Time Served	During Past Five Years
Michael L. Ceccato	Vice President,	Indefinite	Senior Vice President, U.S. Bancorp
(age 58)	Chief Compliance	term since	Fund Services, LLC (February 2008 to
615 E. Michigan Street	Officer and	September 2009.	present).
Milwaukee, WI 53202	AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 50)		term since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September 2015.	(May 2006 to present).
Milwaukee, WI 53202

Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp
(age 28)	Secretary	term since	Fund Services, LLC (July 2013 to
615 E. Michigan Street		September 2015.	present); Proxy Voting Coordinator and
Milwaukee, WI 53202			Class Action Administrator, Artisan
Partners Limited Partnership
(September 2012 to July 2013); Legal
Internship, Artisan Partners Limited
Partnership (February 2012 to
September 2012); J.D. Graduate,
Marquette University Law School
(2009 to 2012).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2015, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-866-572-4273 (1-866-5SCHARF).

SCHARF FUNDS

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-572-4273 (1-866-5SCHARF) to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Scharf Fund
Scharf Balanced Opportunity Fund
Scharf Global Opportunity Fund

At a meeting held on March 11-13, 2015, the full Board of Trustees (the “Board”) (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved a new investment advisory agreement (the “New Investment Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Scharf Investments, LLC (“Scharf Investments” or the “Adviser”) for the Scharf Fund, Scharf Balanced Opportunity Fund (the “Balanced Opportunity Fund”), and Scharf Global Opportunity Fund (the “Global Opportunity Fund”) (collectively, the “Funds”). The Board noted that Scharf Investments proposed to restructure its firm ownership by way of Brian A. Krawez, President, Chairman of the Investment Committee and an owner of the firm, succeeding Jeffrey R. Scharf, Founder and Chairman of the firm, as the managing member of Scharf Investments under the firm’s limited liability company agreement, causing a change in control of the Adviser (the “Transaction”).

The Board considered that the New Investment Advisory Agreement is substantially identical to the prior investment advisory agreement (the “Prior Investment Advisory Agreement”), except for the effective date, and concluded that the terms and conditions of the New Investment Advisory Agreement are fair to, and in the best interests of, the Funds and their shareholders.  In so concluding, the Board took into account a number of factors, including the Adviser’s representations that the Transaction will not result in any change in the services provided by the Adviser to the Funds; there will be no change in the day-to-day management responsibilities of the Funds’ portfolio management teams or to the employees of the Adviser who determine the Funds’ overall investment strategies, portfolio allocations and risk parameters; and the Transaction is not expected to result in any change in the day-to-day business operations of the Adviser.  The Board noted that Mr. Krawez is the portfolio manager responsible for the day-to-day management of the Funds and has managed the Funds since inception.

The Board also took into consideration, among other things, the nature, extent and quality of the services to be provided by the Adviser under the New Investment Advisory Agreement.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio manager, as well as the responsibilities of other key personnel of the Adviser that would be involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

program, its chief compliance officer and the Adviser’s compliance record and disaster recovery/business continuity plan.  The Board also considered the Adviser’s business plan, noting that the Adviser currently manages other accounts with substantially similar objectives, policies, strategies and risks as the Funds.  After discussion, the Board concluded that the Adviser has the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality and extent of such management services will be satisfactory.

In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Scharf Fund and Balanced Opportunity Fund as of January 31, 2015 on both an absolute basis, and in comparison to appropriate securities benchmarks and their peer funds utilizing Lipper and Morningstar classifications.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Scharf Fund and Balanced Opportunity Fund, as well as their level of risk tolerance, may differ significantly from funds in the peer universe.  The Board noted that the Global Opportunity Fund recently commenced operations and therefore comparative performance information was not available for the Fund.

The Board noted that the Scharf Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median and peer group average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Scharf Fund, noting that the Fund outperformed the similarly managed composite for all relevant periods, and reviewed the performance of the Scharf Fund against a broad-based securities market benchmark.

The Board noted that the Balanced Opportunity Fund’s performance, with regard to its Lipper comparative universe and its Morningstar comparative universe, was above its peer group median and peer group average for all relevant periods.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Balanced Opportunity Fund, noting that the Fund underperformed the similarly managed composite for the one-year period and outperformed for the since inception period, and reviewed the performance of the Balanced Opportunity Fund against broad-based securities market benchmarks.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Trustees then discussed the expected costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the New Investment Advisory Agreement.  In considering the advisory fees and anticipated total fees and expenses of the Funds, the Board reviewed and compared the each Fund’s anticipated fees and expenses to those funds in its Lipper peer group, as well as the fees and expenses for similar types of accounts managed by the Adviser.  The Board viewed such information as a whole as useful in assessing whether the Adviser would be able to provide services at a cost that was competitive with other similar funds and consistent with an arm’s length bargaining process.  The Trustees also took into account the proposed expense waivers.

The Board noted that the Adviser was agreeing to waive its advisory fees and reimburse each Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio (excluding acquired fund fees and expenses, interest, taxes and extraordinary expenses) of 1.34% for Retail Class shares and 1.09% for Institutional Class shares of the Scharf Fund; 1.20% for the Balanced Opportunity Fund; and 0.50% through January 27, 2016, 1.15% from January 28, 2016 through January 27, 2017, and 1.50% from January 28, 2017 through January 27, 2018 and thereafter for the Global Opportunity Fund.  The Board also considered that the Adviser has the ability to request recoupment of previously waived fees and paid expenses from the Funds for three years from the date they were paid, subject to the Expense Caps, which includes fees waived or expenses paid for the benefit of the Funds prior to the change in control of the Adviser.

The Board noted that the Scharf Fund’s expense ratio after waiver was above the peer group median and peer group average for the Retail Class and below the peer group median and peer group average for the Institutional Class.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board noted that the Balanced Opportunity Fund’s expense ratio after waiver was above the peer group median and peer group average.  Additionally, the Board noted that the contractual advisory fee was significantly above its peer group median and peer group average.  The Board also considered that after advisory fee waivers and the reimbursement of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Adviser from the Fund during the most recent fiscal

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

period were significantly above the peer group median and peer group average.  The Board considered that the management fee charged to the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board noted that the Global Opportunity Fund’s expense ratio after waiver was below the peer group median and peer group average for the first two tiers of the Expense Cap, while the Fund’s expense ratio after waiver was above the peer group median and peer group average for the third tier of the Expense Cap.  The Board also noted that the Fund’s contractual advisory fee was significantly above the peer group median and peer group average.  The Board considered that the contractual advisory fee of the Fund was generally within the range of the fees charged by the Adviser to its separately managed account clients.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

The Board also considered economies of scale that would be expected to be realized by the Adviser as the assets of the Funds grow.  The Board noted that the Adviser would be contractually agreeing to reduce its advisory fees or reimburse Fund expenses indefinitely, but in no event for less than an initial two-year term and subsequent terms of one year, so that the Funds do not exceed the Expense Caps.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

The Board then considered the profits expected to be realized by the Adviser from its relationship with the Funds.  The Board reviewed the Adviser’s financial information and took into account both the expected direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the expected profitability to the Adviser from its relationship with the Funds and considered any additional benefits that may be derived by the Adviser from its relationship with the Funds, such as “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage as well as Rule 12b-1 fees and shareholder servicing plan fees.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the expected profitability to the Adviser with respect to the New Investment Advisory Agreement was not excessive, and that the Adviser should be able to maintain adequate profit levels to support the services it provides to the Funds.

SCHARF FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including advisory fees, was fair and reasonable to the Funds.  The Board, including a majority of Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

SCHARF FUNDS
PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser
Scharf Investments, LLC
5619 Scotts Valley Drive, Suite 140
Scotts Valley, CA  95066

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 572-4273

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866)-5SCHARF.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$46,100	$30,800
Audit-Related Fees	N/A	N/A
Tax Fees	$9,900	$6,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*              /s/ Douglas G. Hess
           Douglas G. Hess, President

Date     12/7/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*              /s/ Douglas G. Hess
   Douglas G. Hess, President

Date     12/7/2015

By (Signature and Title)*              /s/ Cheryl L. King
   Cheryl L. King, Treasurer

Date     12/7/2015

* Print the name and title of each signing officer under his or her signature